UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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TEGNA INC.

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Dear Colleagues,

We have just announced that TEGNA has reached an agreement to be acquired by affiliates of Standard General L.P. and become a private company. Our press release is attached.

We want to recognize that the strength of our company, including our financial and operational performance as well as our award-winning journalism and marketing solutions, is a result of your hard work and stellar execution. We would not have reached this milestone nor attracted interest from so many potential partners over the past few years without you.

As you know, following TEGNA’s successful transformation into a pure-play broadcaster in 2017 and subsequent strategic acquisitions, we are now a leading local news and content provider. Thanks to you, we are operating from a position of strength and generating record results with a resilient business model that’s well positioned for the future.

We did not put TEGNA up for sale, but it’s not surprising that we have experienced continuing inbound acquisition interest over the past few years.

We realize this transaction with Standard General may be an unexpected development after the proxy contests of the past two years. However, we and Standard General have since gotten to know each other, and in carefully evaluating this and other strategic alternatives against our standalone prospects, as is our obligation, the Board determined that this transaction is in the best interests of TEGNA and our shareholders.

Importantly, as a private company, TEGNA’s purpose of serving the greater good of our communities will not change. Our commitment to building a more diverse, equitable, and inclusive culture at all levels of the Company has been a priority, and we aim to further increase representation of Black, Indigenous and People of Color across our business and ensure our content, through our focus on inclusive journalism, reflects the communities we serve.

During a lengthy evaluation and negotiation process, Standard General learned more about our work in these areas and let us know that they value and embrace the growth and transformation we are driving. They have clearly stated their commitment to continuing to serve our viewers, customers, and communities with professionalism and integrity. In fact, through this transaction, TEGNA will become the nation’s largest minority-owned broadcast group. Nothing is more important to us than maintaining the excellence of our content and supporting the continued growth and development of our people.

While we work to complete the transaction, which we expect to occur in the second half of 2022, subject to approval by TEGNA shareholders, regulatory approvals, and other customary closing conditions, we will continue to operate as we do today. From now until the transaction closes, it is business as usual and it will remain as important as ever that we keep the same focus we have always had on delivering outstanding journalism, marketing solutions and results. Further, we do not anticipate there will be any changes to your role, day-to-day responsibilities, pay, benefits, or paid time off that are out of our ordinary course of business.

After the transaction closes, Dave will step down and Deb McDermott will assume the CEO role. Soo Kim, Managing Partner and Chief Investment Officer of Standard General, will become Chairman of a newly formed Board.

Deb is currently CEO of Standard Media and has more than 20 years of experience leading companies in the broadcasting industry, including as COO of Media General and CEO of Young Broadcasting. Deb was inducted into the Broadcasting & Cable Hall of Fame in 2013 and has served as Chair of the National Association of Television Program Executives (NATPE) and the ABC Affiliate Board of Governors, and as a member of the Boards of the National Association of Broadcasters (NAB) and the Television Bureau of Advertising (TVB). She currently serves on the board of directors of the Country Music Association (CMA).

We have the utmost confidence that she has the right skills and experience to continue growing the Company while upholding our purpose and values including inclusivity, journalistic integrity, and commitment to our communities.

Following the close of the transaction, our stations in Austin (KVUE), Dallas (WFAA and KMPX) and Houston (KHOU and KTBU) are expected to be acquired by Cox Media Group (“CMG”) from Standard General. Like TEGNA, Cox Media Group owns some of the best stations in America, and wanted to pair our great stations in Austin, Dallas and Houston with their portfolio. Dallas-based corporate groups, specifically HR operations and multiple corporate sales teams including sales leadership and enablement, national sales, digital sales and ad ops, traffic and TEGNA Marketing Solutions, will continue as part of TEGNA.

Also after closing, Premion is expected to operate as a standalone business majority owned by CMG and Standard General. We are pleased that Premion will continue to serve TEGNA stations and its existing relationships will continue.

As Standard General is not another large broadcaster with an existing infrastructure, we expect the vast majority of TEGNA employees, including station personnel as well as corporate staff and those in centralized service operations, will continue with the new private company. We also expect similar continuity for those employees that will be joining CMG.

We realize that this transaction has several moving parts and will do our best to share additional information as it becomes available.

Thanks again for all you do for TEGNA.

Dave Lougee	Howard D. Elias

President and CEO	Chairman of the Board

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Dear Premion Team,

We want to briefly follow up on Dave’s earlier email providing detail and context around our announcement that TEGNA has reached an agreement to be acquired by affiliates of Standard General L.P. and become a private company.

For those of you receiving this email, I wanted to make sure you heard from us directly that following the close of the transaction, Premion is expected to operate as a standalone business majority owned by Standard General and Cox Media Group (“CMG”).

Standard General and CMG are very impressed with Premion - its people, leadership, products, services, and success. Premion will continue to operate separately from Gamut as its own stand-alone business, and little to no change is expected at this time.

We are pleased that Premion will continue to serve TEGNA stations and the business’ existing relationships will be preserved. Recognizing the fantastic work building the Premion business over the last several years, both Standard General and CMG expect to retain Premion’s existing management team and staff and are excited to partner with the team after closing to further accelerate and expand the Premion business.

Additionally, they have agreed to continue to offer for at least 12 months after the deal closes overall compensation packages that, in the aggregate, are no less favorable than those provided prior to the closing, including providing a benefits package at a comparable level to the benefits we currently have.

We understand you will have questions about this news and are committed to sharing additional information as it becomes available.

Importantly, while we work to complete the transaction, we will continue to operate as we do today. It is business as usual and it will remain as important as ever that we keep the same focus we have always had on delivering outstanding results for our clients and financial performance.

Thank you for all you have done and continue to do in building the leading local OTT advertising business.

Dave and Tom

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Dear Colleagues,

I want to briefly follow up on my earlier email providing detail and context around our announcement that TEGNA has reached an agreement to be acquired by affiliates of Standard General L.P. and become a private company.

For those of you receiving this email, I wanted to make sure you heard from me directly that your station is expected to become a part of Cox Media Group (“CMG”) following the close of the transaction. Corporate groups located in Dallas, specifically HR operations and multiple corporate sales teams including sales leadership and enablement, national sales, digital sales and ad ops, traffic and TEGNA Marketing Solutions, will continue as part of TEGNA. We are confident that, like us, CMG recognizes your great work serving our audiences and that these stations will continue to thrive under CMG’s leadership.

In fact, your work serving Dallas-Ft. Worth has been nothing short of extraordinary and is a key reason that CMG was so interested in acquiring WFAA and KMPX. Like TEGNA, Cox Media Group owns some of the best stations in America, and clearly values and appreciates the tremendous quality of our stations and teams.

We understand you will have questions about this news and are committed to sharing additional information as it becomes available. To answer one question that I’m sure is on your minds, CMG has committed that for at least one year after the close of the transaction your compensation package and your benefits will be as good or better than what you hold now with TEGNA.

Importantly, while we work to complete the transaction, we will continue to operate as we do today. It is business as usual and it will remain as important as ever that we keep the same focus we have always had on delivering outstanding journalism and results.

Thank you for all you do for TEGNA and our communities and audiences.

Dave

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Dear Colleagues,

I want to briefly follow up on my earlier email providing detail and context around our announcement that TEGNA has reached an agreement to be acquired by affiliates of Standard General L.P. and become a private company.

For those of you receiving this email, I wanted to make sure you heard from me directly that your station is expected to become a part of Cox Media Group (“CMG”) following the close of the transaction. We are confident that, like us, CMG recognizes your great work serving our audiences and that these stations will continue to thrive under CMG’s leadership.

In fact, your work serving Austin has been nothing short of extraordinary and is a key reason that CMG was so interested in acquiring KVUE. Like TEGNA, Cox Media Group owns some of the best stations in America, and clearly values and appreciates the tremendous quality of our stations and teams.

We understand you will have questions about this news and are committed to sharing additional information as it becomes available. To answer one question that I’m sure is on your minds, CMG has committed that for at least one year after the close of the transaction your compensation package and your benefits will be as good or better than what you hold now with TEGNA.

Importantly, while we work to complete the transaction, we will continue to operate as we do today. It is business as usual and it will remain as important as ever that we keep the same focus we have always had on delivering outstanding journalism and results.

Thank you for all you do for TEGNA and our communities and audiences.

Dave

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Dear Colleagues,

I want to briefly follow up on my earlier email providing detail and context around our announcement that TEGNA has reached an agreement to be acquired by affiliates of Standard General L.P. and become a private company.

For those of you receiving this email, I wanted to make sure you heard from me directly that your station is expected to become a part of Cox Media Group (“CMG”) following the close of the transaction. We are confident that, like us, CMG recognizes your great work serving our audiences and that these stations will continue to thrive under CMG’s leadership.

In fact, your work serving Houston has been nothing short of extraordinary and is a key reason that CMG was so interested in acquiring KHOU and KTBU. Like TEGNA, Cox Media Group owns some of the best stations in America, and clearly values and appreciates the tremendous quality of our stations and teams.

We understand you will have questions about this news and are committed to sharing additional information as it becomes available. To answer one question that I’m sure is on your minds, CMG has committed that for at least one year after the close of the transaction your compensation package and your benefits will be as good or better than what you hold now with TEGNA.

Importantly, while we work to complete the transaction, we will continue to operate as we do today. It is business as usual and it will remain as important as ever that we keep the same focus we have always had on delivering outstanding journalism and results.

Thank you for all you do for TEGNA and our communities and audiences.

Dave

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Dear Colleagues,

As discussed on our call, attached are key messages and an FAQ to help you answer questions you may receive from your staff.

As leaders within our organization, you play an important role in keeping your teams focused on delivering outstanding journalism, marketing solutions and results.

I’m sure you all understand the importance of us collectively speaking with one voice between now and close, and I encourage you to leverage these messages when discussing this news with your team.

If you need anything else or have any questions, please reach out to me.

Dave

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

TEGNA to be Acquired by Standard General

Manager Talking Points and FAQ

February 22, 2022

Key Takeaways

•	The Board carefully evaluated this opportunity against other strategic alternatives and our standalone prospects, consistent with its fiduciary duty to TEGNA shareholders.

•	The Board determined this transaction is in the best interests of the Company and our shareholders.

•	As a private company, TEGNA will have an enhanced ability to continue evolving its local news, programming and marketing solutions to serve its communities in a rapidly changing media landscape.

•	Importantly, Standard General values and embraces our purpose and has stated their commitment to continuing to serve our viewers, customers, and communities with professionalism and integrity.

•	They also support TEGNA’s commitment to enhancing diversity, equity and inclusion at all levels of the Company.

•

Because Standard General is not another large broadcaster with an existing infrastructure, we expect that the vast majority of TEGNA employees, including station personnel as well as corporate staff and those in centralized service operations, will continue with the Company.

•

From now until the transaction closes, it is business as usual and we will continue to operate as we do today, with Dave running the Company as CEO. It will remain as important as ever that we keep the same focus we have always had on delivering outstanding journalism, marketing solutions and results.

•

Further, we do not anticipate any changes to your role, day-to-day responsibilities, pay, benefits, or paid time off that are out of our ordinary course of business. Following completion of the merger, Standard General has agreed to continue to offer for at least 12 months after the deal closes overall compensation packages that, in the aggregate, are no less favorable than those provided prior to the closing, including providing a benefits package at a comparable level to the benefits we currently have.

•	Today’s announcement is the first step in the process. More answers will be available as we work with Standard General to complete the transaction.

Additional Key Takeaways for Managers at Premion or Stations in Austin/Dallas/Houston

•

Following the close of the transaction, TEGNA’s stations in Austin (KVUE), Dallas (WFAA and KMPX) and Houston (KHOU and KTBU) are expected to be acquired by Cox Media Group (CMG) from Standard General.

•	Like TEGNA, Cox Media Group owns some of the best stations in America, and wanted to pair our great stations in Austin, Dallas and Houston with their strong portfolio.

•

Dallas-based corporate groups, specifically HR operations and multiple corporate sales teams including sales leadership and enablement, national sales, digital sales and ad ops, traffic and TEGNA Marketing Solutions, will continue as part of TEGNA.

•	Also after closing, Premion is expected to operate as a standalone business majority owned by CMG and Standard General.

FAQ

1.	Did TEGNA put itself up for sale?

•	No. TEGNA did not put itself up for sale.

•	As you may know, TEGNA has been the subject of continuing inbound acquisition interest over the past few years, thanks to your hard work and stellar execution.

•	The Board carefully evaluated this opportunity against other strategic alternatives and our standalone prospects, consistent with its fiduciary duty to TEGNA shareholders.

•	The Board determined this transaction is in the best interests of the Company and our shareholders.

2.	Why did the Board choose to sell to Standard General, especially after the proxy contests?

•	We recognize that this may be an unexpected development after the proxy contests of the past two years.

•

However, having evaluated this opportunity against other strategic alternatives and our standalone prospects, as is our obligation, the Board determined this transaction is in the best interests of the Company and our shareholders.

•

During a lengthy evaluation and negotiation process, we and Standard General learned more about each other and they let us know that they value and embrace our purpose and the growth and transformation we are driving.

•	Standard General has clearly stated their commitment to continuing to serve our viewers, customers, and communities with professionalism and integrity.

•	Through this transaction, TEGNA will become the nation’s largest minority-owned broadcast group.

3.	Is this an indication that the TEGNA leadership doesn’t have faith in our future as a public company?

•	Not at all.

•	This announcement is a testament to our team’s stellar execution of TEGNA’s value-creation strategy.

•	TEGNA’s Board and management team are optimistic about the business and future growth prospects.

•	As a private company, TEGNA will have an enhanced ability to continue evolving its local news, programming and marketing solutions to serve its communities in a rapidly changing media landscape.

•	Having evaluated various opportunities against our standalone prospects, as is our obligation, the Board determined this transaction is in the best interests of the Company and our shareholders.

4.	Will the rest of the current management team remain in place after closing?

•	From now until when the transaction closes, it is business as usual and we will continue to operate as we do today, with Dave running the Company as CEO.

•

TEGNA’s Board and management team will work to complete the transaction, which we expect to occur in the second half of 2022, subject to approval by TEGNA shareholders, regulatory approvals, and other customary closing conditions.

•

Dave will also work closely with Deb McDermott and Standard General to ensure a successful transition, including making sure they are fully aware of the enormous talent across all levels of the organization.

•

As Standard General is not another large broadcaster with an existing infrastructure, we expect that the vast majority of TEGNA employees, including station personnel as well as corporate staff and those in centralized service operations, will continue with the Company.

5.	Will Soo Kim be taking on a leadership role?

•	Soo Kim will serve as Chairman of a new Board but will not have an operational role.

6.	What are Apollo’s and the other investors’ roles?

•	CMG and funds managed by affiliates of Apollo Global Management to hold securities in the new entity that will be non-voting and non-attributable and with other investors holding non-voting interests.

7.	What will happen between now and close?

•

From now until the transaction closes, it is business as usual and it will remain as important as ever that we keep the same focus we have always had on delivering outstanding journalism, marketing solutions and results.

•	TEGNA’s Board and management team will work through the regulatory clearance process, which we expect to occur in the second half of 2022.

8.	What happens if I work at Premion or one of the stations (KVUE / WFAA / KMPX / KHOU / KTBU) that is expected to no longer be a part of TEGNA?

•

From now until the transaction closes, it is business as usual and it will remain as important as ever that we keep the same focus we have always had on delivering outstanding journalism, marketing solutions and results.

•	We expect that these employees will have the opportunity to continue in their roles following closing.

9.	Will corporate and centralized services employees in Dallas also be transferring to CMG?

•

No. Dallas-based corporate groups, specifically HR operations and multiple corporate sales teams including sales leadership and enablement, national sales, digital sales and ad ops, traffic and TEGNA Marketing Solutions, will continue as part of TEGNA.

10.	Is it normal to take so long to reach closing?

•	Yes, given that there are a number of closing conditions that need to be satisfied, including the receipt of regulatory approvals and the approval of TEGNA’s shareholders.

11.	What do I tell a partner, advertiser or other third-party who asks me about what this means for our relationship?

•	Please let them know that it is business as usual at TEGNA and that we remain as focused as ever on delivering value through our partnership with them.

•	Beyond that, please don’t speculate and, should they have any further questions, please direct them to station leadership.

12.	Will this change any of my day-to-day responsibilities or reporting lines?

•	No.

•

From now until the transaction closes, it is business as usual and it will remain as important as ever that we keep the same focus we have always had on delivering outstanding journalism, marketing solutions and results. Further, we do not anticipate any changes to your role, day-to-day responsibilities, pay, benefits, or paid time off that are out of our ordinary course of business.

•	Today’s announcement is the first step in the process. More answers will be available as we work with Standard General to complete the transaction.

•

As Standard General is not another large broadcaster with an existing infrastructure, we expect that the vast majority of TEGNA employees, including station personnel as well as corporate staff and those in centralized service operations, will continue with the Company.

13.	What will happen to my compensation, benefits and paid time off?

•	From now until when the transaction closes, we do not anticipate any changes to your pay, benefits, or paid time off other than typical adjustments such as merit increases.

•

Standard General has agreed to continue to offer for at least 12 months following the closing overall compensation packages that, in the aggregate, are no less favorable than those provided prior to the closing, including maintaining base pay.

•	Standard General has committed to provide a benefits package for at least 12 months after the deal closes at a comparable level to the benefits provided prior to closing.

14.	Will there be any changes to my 401(k) plan as a result of the change in ownership?

•	From now until the transaction closes, we do not anticipate changes to your 401(k) plan.

•	Today’s announcement is the first step in the process. More answers will be available as we work with Standard General to complete the transaction.

•	We will keep you informed as best we can.

15.	A portion of my 401(k) is invested in TEGNA stock. What will happen to those funds after closing and TEGNA is a private company?

•	Shares of TEGNA stock in your 401(k) plan will be converted to cash at closing.

16.	What approvals will be needed?

•	The transaction requires approval from TEGNA shareholders, the FCC, and U.S. antitrust authorities.

•	We expect to complete the transaction in the second half of 2022.

17.	Are divestitures of any TEGNA stations expected to be required?

•	We don’t know yet whether divestitures will be required by regulators.

18.	Is there any chance this transaction won’t go through? If it doesn’t what does that mean?

•	The transaction requires approval from TEGNA shareholders, the FCC, and U.S. antitrust authorities, and other customary closing conditions.

•	We are not going to speculate on hypotheticals.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

February 22, 2022

TEGNA Announces Quarterly Dividend

Tysons, Va. – TEGNA Inc.’s (NYSE: TGNA) Board of Directors declared a regular quarterly dividend of 9.5 cents per share, payable on April 1, 2022, to stockholders of record as of the close of business on March 4, 2022.

Earlier today, TEGNA and Standard General L.P. announced that TEGNA and an affiliate of Standard General have entered into a definitive agreement under which TEGNA will be acquired by the Standard General affiliate for $24.00 per share in cash. TEGNA expects to continue to pay its regular quarterly dividend through the closing of the transaction, which is expected in the second half of 2022.

In light of the announced transaction, TEGNA will not host an earnings conference call on February 28, 2022, but will issue a press release on fourth quarter and full-year 2021 financial results that will be filed with the SEC and posted on TEGNA’s Investor Relations website at investors.TEGNA.com.

TEGNA will file its 2021 10-K with the SEC on March 1, 2022 and make it available at investors.TEGNA.com.

About TEGNA

TEGNA Inc. (NYSE: TGNA) is an innovative media company that serves the greater good of our communities. Across platforms, TEGNA tells empowering stories, conducts impactful investigations and delivers innovative marketing solutions. With 64 television stations in 51 U.S. markets, TEGNA is the largest owner of top 4 network affiliates in the top 25 markets among independent station groups, reaching approximately 39 percent of all television households nationwide. TEGNA also owns leading multicast networks True Crime Network, Twist and Quest. TEGNA offers innovative solutions to help businesses reach consumers across television, digital and over-the-top (OTT) platforms, including Premion, TEGNA’s OTT advertising service. For more information, visit www.TEGNA.com.

Forward Looking Statements

Certain statements in this communication may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Action of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results of company actions to differ materially from what is expressed or implied by these statements, including risks related to the recently announced transaction between TEGNA and affiliates of Standard General L.P., such as (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of TEGNA’s stockholders), and the related transactions involving the parties, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of TEGNA’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with TEGNA’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties, (6) risks related to disruption of management’s attention from TEGNA’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, and risks relating to the coronavirus (COVID-19) pandemic and its effect on our revenues, particularly our nonpolitical advertising revenues. Potential regulatory actions, changes in consumer behaviors and impacts on and modifications to TEGNA’s operations and business relating thereto and TEGNA’s ability to execute on its standalone plan can also cause actual results to differ materially. Other economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statements in this press release should be evaluated in light of these important risk factors. TEGNA is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire service, Internet service providers or other media.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

# # #

For media inquiries, contact:

Anne Bentley

Vice President, Corporate Communications

703-873-6366

abentley@TEGNA.com

For investor inquiries, contact:

Julie Heskett

Senior Vice President, Financial Planning & Analysis

703-873-6747

investorrelations@TEGNA.com